Reserves - Summary of Share Purchase Warrants (Detail) $ / shares in Units, $ in Thousands	Jun. 30, 2022 USD ($) Exchange_Ratio $ / shares shares	Dec. 31, 2021 USD ($)
Disclosure of reserves within equity [abstract]
Number of Warrants | shares	10,000,000
Weighted Average Exercise Price | $ / shares	$ 43.75
Exchange Ratio | Exchange_Ratio	1
Share Purchase Warrants Reserve | $	$ 83,077	$ 83,077